Exhibit 99.1

Marin Software Announces First Quarter 2022 Financial Results

San Francisco, CA (May 5, 2022) – Marin Software Incorporated (NASDAQ: MRIN), a leading provider of digital marketing software for performance-driven advertisers and agencies, today announced financial results for the first quarter ended March 31, 2022.

“As Tik Tok captures an increasing share of consumer attention, it provides great opportunity for brands to connect with their customers,” said Chris Lien, Marin Software’s Chairman and CEO. “We’re excited to have support for TikTok as well as Yahoo DSP now available in MarinOne.”

First Quarter 2022 Product Highlights:

•
Launched support for TikTok to help advertisers connect with customers on the fastest growing social network.
•
Added support for display advertising campaigns Yahoo DSP to helps advertisers understand and reach their audiences across multiple dimensions on every device.
•
Enhanced our LinkedIn support to make linking and managing campaigns easier as well as tracking conversions.
•
Introduced Amazon Inventory, which allows ecommerce retailers to see all of their products side-by-side, across organic and sponsored listings, in MarinOne’s Shopping Products grid.
•
Expanded Marin Insight to give our users actionable changes to help manage campaigns more effectively and more efficiently, including Responsive Search Ads, First Page Minimum Bid, and Recently Ended Campaigns.
•
Redesigned our Insights tab to include shortcuts, categories, and color-coded cards, allowing advertisers to quickly jump to the Insights they need to see most.
•
Introduced Activity Log notification alerts, allowing users to quickly see when there are changes that need to be posted to their publisher accounts.
•
Migrated customers from Google’s asset-based ad extensions to feed-based ad extensions to help reduce the complexity of management and align with changes coming from Google.
•
Added History reporting to Marin Dimensions, which allows users to see performance history of a segment (or multiple segments, compared up against one another) over a period of time.
•
Expanded MarinOne Engine to support Shopping Products. MarinOne Engine already powers MarinOne’s newest and most advanced grids and enables new campaign types, more data, more flexible reporting, and enhanced processing for scalability.
•
Introduced chat support directly from MarinOne, making it easier than ever to reach our customer support team.

First Quarter 2022 Financial Updates:

•
Net revenues totaled $5.2 million, a year-over-year decrease of 18% when compared to $6.3 million in the first quarter of 2021.
•
GAAP loss from operations was ($5.3) million, resulting in a GAAP operating margin of (103%), as compared to a GAAP loss from operations of ($2.4) million and a GAAP operating margin of (39%) for the first quarter of 2021.
•
Non-GAAP loss from operations was ($4.3) million, resulting in a non-GAAP operating margin of (84%), as compared to a non-GAAP loss from operations of ($2.5) million and a non-GAAP operating margin of (40%) for the first quarter of 2021.
•
In January 2022, an aggregate principal amount of $3.1 million of the loan that the Company obtained pursuant to the Paycheck Protection Program under the Coronavirus Aid, Relief, and Economic Security (CARES) Act was forgiven. In February 2022, the Company repaid the remaining outstanding balance of the loan of approximately $0.2 million.

Reconciliations of GAAP to non-GAAP financial measures have been provided in the financial statement tables included in this press release. An explanation of these measures is also included below, under the heading “Non-GAAP Financial Measures.”

Financial Outlook:

Marin is providing guidance for its second quarter of 2022 as follows:

Forward-Looking Guidance
In millions

	Range of Estimate
	From	To
Three Months Ending June 30, 2022
Revenues, net	$4.5	$5.0
Non-GAAP loss from operations	(4.6)	(4.1)

Non-GAAP loss from operations excludes the effects of stock-based compensation, amortization of internally developed software, impairment of long-lived assets, capitalization of internally developed software, non-recurring costs associated with restructurings, and certain professional fees that the Company has incurred in responding to third-party subpoenas that the Company has received related to governmental investigations of Google and Facebook.

Additionally, the Company does not reconcile its forward-looking non-GAAP loss from operations, due to variability between revenues and non-cash items such as stock-based compensation. The GAAP loss from operations includes stock-based compensation expense, which is affected by hiring and retention needs, as well as the future price of Marin’s stock. As a result, a reconciliation of the forward-looking non-GAAP financial measures to the corresponding GAAP measures cannot be made without unreasonable effort.

Quarterly Results Conference Call

Marin Software will host a conference call today at 2:00 PM Pacific Time (5:00 PM Eastern Time) to review the Company’s financial results for the quarter ended May 5, 2022, and its outlook for the future. To access the call, please dial (877) 704-4453 in the United States or (201) 389-0920 internationally with reference to conference ID 13728727. A live webcast of the conference call will be accessible at https://services.choruscall.com/mediaframe/webcast.html?webcastid=1I1l517G. Following the completion of the call through 11:59 p.m. Eastern Time on May 12, 2022, a recorded replay will be available on the Company’s website at http://investor.marinsoftware.com/ and a telephone replay will be available by dialing (844) 512-2921 in the United States or (412) 317-6671 internationally with the recording access code 13728727.

About Marin Software

Marin Software Incorporated’s (NASDAQ: MRIN) mission is to give advertisers the power to drive higher efficiency and transparency in their paid marketing programs that run on the world’s largest publishers. Marin Software provides enterprise marketing software for advertisers and agencies to integrate, align, and amplify their digital advertising spend across the web and mobile devices. Marin Software offers a unified SaaS advertising management platform for search, social, and eCommerce advertising. The Company helps digital marketers convert precise audiences, improve financial performance, and make better decisions. Headquartered in San Francisco with offices worldwide, Marin Software’s technology powers marketing campaigns around the globe. For more information about Marin Software, please visit www.marinsoftware.com.

Non-GAAP Financial Measures

Marin uses certain non-GAAP financial measures in this release. Marin uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating its ongoing operational performance. Marin believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial results with other companies in our industry, many of which present similar non-GAAP financial measures to investors. Non-GAAP financial measures that Marin uses may differ from measures that other companies may use.

Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the financial statement tables included below in this press release. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures.

Non-GAAP expenses, measures and net loss per share. Marin defines non-GAAP sales and marketing, non-GAAP research and development, non-GAAP general and administrative, non-GAAP gross profit, non-GAAP operating loss and non-GAAP net loss as the respective GAAP balances, adjusted for stock-based compensation, amortization of internally developed software and intangible assets, impairment of goodwill and long-lived assets, non-cash expenses related to debt agreements, capitalization of internally developed software, CARES Act employee retention credit, non-recurring costs associated with restructurings, and certain professional fees that the Company has incurred in responding to third-party subpoenas that the Company has received related to governmental investigations of Google and Facebook. Non-GAAP net loss per share is calculated as non-GAAP net loss divided by the weighted average shares outstanding.

Adjusted EBITDA. Marin defines Adjusted EBITDA as net loss, adjusted for stock-based compensation expense, depreciation, amortization of internally developed software and intangible assets, capitalization of internally developed software, impairment of goodwill and long-lived assets, benefit from or provision for income taxes, CARES Act employee retention credit, other income, net, non-recurring costs associated with restructurings, and certain professional fees that the Company has incurred in responding to third-party subpoenas that the Company has received related to governmental investigations of Google and Facebook. These amounts are often excluded by other companies to help investors understand the operational performance of their business. The Company uses Adjusted EBITDA as a measurement of its operating performance because it assists in comparing the operating performance on a consistent basis by removing the impact of certain non-cash and non-operating items. Adjusted EBITDA reflects an additional way of viewing aspects of the operations that Marin believes, when viewed with the GAAP results and the accompanying reconciliations to corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting its business.

Forward-Looking Statements

This press release contains forward-looking statements including, among other things, statements regarding Marin’s business, impact of investments in product and technology on future operating results, progress on product development efforts, product capabilities, advertiser and customer behavior, effects of the COVID-19 pandemic, and future financial results, including its outlook for the second quarter of 2022. These forward-looking statements are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Actual results could differ materially from those projected in the forward-looking statements as a result of certain risk factors, including but not limited to any lingering effects of the global outbreak of COVID-19 on demand for our products and services; the amount of digital advertising spend managed by our customers using our products; the extent of customer acceptance and adoption of our MarinOne platform; the productivity of our personnel and other aspects of our business; our ability to maintain or grow sales to new and existing customers; any adverse changes in our relationships with and access to publishers and advertising agencies and strategic business partners, including any adverse changes in our revenue sharing agreement with Google; our ability to raise additional capital; our ability to manage expenses; the success of any increased investments that we may make in our engineering and sales and marketing teams; our ability to retain and attract qualified management, technical and sales and marketing personnel; any delays in the release of updates to our product platform or new features or delays in customer deployment of any such updates or features; competitive factors, including but not limited to pricing pressures, entry of new competitors and new applications; quarterly fluctuations in our operating results due to a number of factors; inability to adequately forecast our future revenues, expenses, Adjusted EBITDA, cash flows or other financial metrics; delays, reductions or slower growth in the amount spent on online and mobile advertising and the development of the market for cloud-based software; progress in our efforts to update our software platform; level of usage and advertising spend managed on our platform; our ability to maintain or expand sales of our solutions in channels other than search advertising; any slow-down in the search advertising market generally; any shift in customer digital advertising budgets from search to segments in which we are not as deeply penetrated; the development of the market for digital advertising; acceptance and continued usage of our platform and services by customers and our ability to provide high-quality technical support to our customers; material defects in our platform including those resulting from any updates we introduce to our platform, service interruptions at our single third-party data center or breaches in our security measures; our ability to develop enhancements to our platform; our ability to protect our intellectual property; our ability to manage risks associated with international operations; the impact of fluctuations in currency exchange rates, particularly an increase in the value of the dollar; near term changes in sales of our software services or spend under management may not be immediately reflected in our results due to our subscription business model; and adverse changes in general economic or market conditions. These forward-looking statements are based on current expectations and are subject to uncertainties and changes in condition, significance, value and effect as well as other risks detailed in documents filed with the Securities and Exchange Commission, including our most recent report on Form 10-K, recent reports on Form 10-Q and current reports on Form 8-K, which we may file from time to time, and all of which are available free of charge at the SEC’s website at www.sec.gov. Any of these risks could cause actual results to differ materially from expectations set forth in the forward-looking statements. All forward-looking statements in this press release reflect Marin’s expectations as of May 5, 2022. Marin assumes no obligation to, and expressly disclaims any obligation to update any such forward-looking statements after the date of this release.

Investor Relations, Marin Software

ir@marinsoftware.com

Media Contact

Wesley MacLaggan

Marketing, Marin Software

(415) 399-2580

press@marinsoftware.com

Marin Software Incorporated
Condensed Consolidated Balance Sheets
(On a GAAP basis)

	March 31,	December 31,
(Unaudited; in thousands, except par value)	2022	2021
Assets:
Current assets:
Cash and cash equivalents	$41,541	$46,842
Restricted cash	215	215
Accounts receivable, net	4,324	4,633
Prepaid expenses and other current assets	1,657	2,324
Total current assets	47,737	54,014
Property and equipment, net	3,424	3,622
Right-of-use assets, operating leases	840	1,660
Other non-current assets	586	535
Total assets	$52,587	$59,831
Liabilities and Stockholders' Equity:
Current liabilities:
Accounts payable	$737	$975
Accrued expenses and other current liabilities	4,608	6,176
Note payable, current	—	2,226
Operating lease liabilities	1,051	2,006
Total current liabilities	6,396	11,383
Note payable, net of current	—	1,094
Operating lease liabilities, non-current	—	—
Other long-term liabilities	1,075	1,096
Total liabilities	7,471	13,573
Stockholders’ equity:
Common stock, $0.001 par value	15	15
Additional paid-in capital	352,248	351,394
Accumulated deficit	(306,106)	(304,107)
Accumulated other comprehensive loss	(1,041)	(1,044)
Total stockholders’ equity	45,116	46,258
Total liabilities and stockholders’ equity	$52,587	$59,831

Marin Software Incorporated
Condensed Consolidated Statements of Operations
(On a GAAP basis)

	Three Months Ended March 31,
(Unaudited; in thousands, except per share data)	2022	2021
Revenues, net	$5,161	$6,308
Cost of revenues	3,328	3,241
Gross profit	1,833	3,067
Operating expenses:
Sales and marketing	1,787	1,246
Research and development	2,917	2,399
General and administrative	2,469	1,869
Total operating expenses	7,173	5,514
Loss from operations	(5,340)	(2,447)
Other income, net	3,402	327
Loss before income taxes	(1,938)	(2,120)
Income tax provision	61	92
Net loss	$(1,999)	$(2,212)
Net loss per common share, basic and diluted	$(0.13)	$(0.21)
Weighted-average shares outstanding, basic and diluted	15,537	10,300

Marin Software Incorporated
Condensed Consolidated Statements of Cash Flows
(On a GAAP basis)

	Three Months Ended March 31,
(Unaudited; in thousands)	2022	2021
Operating activities:
Net loss	$(1,999)	$(2,212)
Adjustments to reconcile net loss to net cash used in operating activities
Depreciation	179	240
Amortization of internally developed software	542	624
Amortization of intangible assets	—	-
Amortization of deferred costs to obtain and fulfill contracts	83	133
Forgiveness of Paycheck Protection Program loan	(3,117)	-
Interest expense	3	5
Loss on disposals of property and equipment and right-of-use assets	1	30
Unrealized foreign currency (gains) losses	26	25
Stock-based compensation related to equity awards	857	262
Provision for bad debts	20	(58)
Net change in operating leases	(134)	(122)
Deferred income tax benefits	(83)	-
Changes in operating assets and liabilities
Accounts receivable	291	628
Prepaid expenses and other assets	616	215
Accounts payable	(238)	(445)
Accrued expenses and other liabilities	(1,629)	(1,566)
Net cash used in operating activities	(4,582)	(2,241)
Investing activities:
Purchases of property and equipment	(12)	(6)
Capitalization of internally developed software	(486)	(420)
Net cash used in investing activities	(498)	(426)
Financing activities:
Proceeds from issuance of common shares through at-the-market offering, net of offering costs	—	3,120
Payment of principal on finance lease liabilities	—	(11)
Repayment of Paycheck Protection Program loan	(203)	—
Employee taxes paid for withheld shares upon equity award settlement	(12)	(24)
Proceeds from employee stock purchase plan, net	21	17
Net cash provided by financing activities	(194)	3,102
Effect of foreign exchange rate changes on cash and cash equivalents and restricted cash	(27)	(44)
Net (decrease) increase in cash and cash equivalents and restricted cash	(5,301)	391
Cash and cash equivalents and restricted cash:
Beginning of year	47,057	14,820
End of year	$41,756	$15,211

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Expenses

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands)	2021	2021	2021	2021	2021	2022
Sales and Marketing (GAAP)	$1,246	$1,268	$1,266	$1,702	$5,482	$1,787
Less Stock-based compensation	(66)	(70)	(122)	(150)	(408)	(175)
Less Restructuring related expenses	2	—	—	(136)	(134)	—
Plus CARES Act employee retention credit	42	42	60	—	144	—
Sales and Marketing (Non-GAAP)	$1,224	$1,240	$1,204	$1,416	$5,084	$1,612
Research and Development (GAAP)	$2,399	$2,667	$2,677	$3,045	$10,788	$2,917
Less Stock-based compensation	(98)	(133)	(159)	(204)	(594)	(224)
Less Restructuring related expenses	(2)	—	—	—	(2)	(36)
Plus CARES Act employee retention credit	252	238	245	—	735	—
Plus Capitalization of internally developed software	434	238	362	343	1,377	512
Research and Development (Non-GAAP)	$2,985	$3,010	$3,125	$3,184	$12,304	$3,169
General and Administrative (GAAP)	$1,869	$1,995	$2,312	$3,151	$9,327	$2,469
Less Stock-based compensation	(63)	(130)	(248)	(287)	(728)	(334)
Less Restructuring related expenses	(2)	—	-	-	(2)	—
Plus CARES Act employee retention credit	70	66	67	—	203	—
Less Third-party subpoena-related expenses	—	—	(87)	(405)	(492)	(72)
General and Administrative (Non-GAAP)	$1,874	$1,931	$2,044	$2,459	$8,308	$2,063

Marin Software Incorporated
Reconciliation of GAAP to Non-GAAP Measures

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands)	2021	2021	2021	2021	2021	2022
Gross Profit (GAAP)	$3,067	$2,919	$2,980	$2,569	$11,535	$1,833
Plus Stock-based compensation	35	46	103	107	291	124
Plus Amortization of internally developed software	624	596	586	550	2,356	542
Plus Restructuring related expenses	1	—	—	42	43	17
Less CARES Act employee retention credit	(175)	(179)	(174)	—	(528)	—
Gross Profit (Non-GAAP)	$3,552	$3,382	$3,495	$3,268	$13,697	$2,516
Operating Loss (GAAP)	$(2,447)	$(3,011)	$(3,275)	$(5,329)	$(14,062)	$(5,340)
Plus Stock-based compensation	262	379	632	748	2,021	857
Plus Amortization of internally developed software	624	596	586	550	2,356	542
Plus Restructuring related expenses	3	—	—	178	181	53
Less CARES Act employee retention credit	(539)	(525)	(546)	—	(1,610)	—
Less Capitalization of internally developed software	(434)	(238)	(362)	(343)	(1,377)	(512)
Plus Third-party subpoena-related expenses	—	—	87	405	492	72
Operating Loss (Non-GAAP)	$(2,531)	$(2,799)	$(2,878)	$(3,791)	$(11,999)	$(4,328)
Net Loss (GAAP)	$(2,212)	$(2,501)	$(3,130)	$(5,101)	$(12,944)	$(1,999)
Plus Stock-based compensation	262	379	632	748	2,021	857
Plus Amortization of internally developed software	624	596	586	550	2,356	542
Plus Restructuring related expenses	3	—	—	178	181	53
Less CARES Act employee retention credit	(539)	(525)	(546)	—	(1,610)	—
Less Capitalization of internally developed software	(434)	(238)	(362)	(343)	(1,377)	(512)
Plus Third-party subpoena-related expenses	—	—	87	405	492	72
Less Forgiveness and repayment of Paycheck Protection Program loan	—	—	—	—	—	(3,320)
Net Loss (Non-GAAP)	$(2,296)	$(2,289)	$(2,733)	$(3,563)	$(10,881)	$(4,307)

Marin Software Incorporated
Calculation of Non-GAAP Earnings Per Share

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands, except per share data)	2021	2021	2021	2021	2021	2022
Net Loss (Non-GAAP)	$(2,296)	$(2,289)	$(2,733)	$(3,563)	$(10,881)	$(4,307)
Weighted-average shares outstanding, basic and diluted	10,300	11,034	14,500	15,513	12,846	15,537
Non-GAAP net loss per common share, basic and diluted	$(0.22)	$(0.21)	$(0.19)	$(0.23)	$(0.85)	$(0.28)

Marin Software Incorporated
Reconciliation of Net Loss to Adjusted EBITDA

	Three Months Ended				Year Ended	Three Months Ended
	March 31,	June 30,	September 30,	December 31,	December 31,	March 31,
(Unaudited; in thousands)	2021	2021	2021	2021	2021	2022
Net Loss	$(2,212)	$(2,501)	$(3,130)	$(5,101)	$(12,944)	$(1,999)
Depreciation	240	223	207	181	851	179
Amortization of internally developed software	624	596	586	550	2,356	542
Provision for (benefit from) income taxes	92	(289)	153	(90)	(134)	61
Stock-based compensation	262	379	632	748	2,021	857
CARES Act employee retention credit	(539)	(525)	(546)	—	(1,610)	—
Capitalization of internally developed software	(434)	(238)	(362)	(343)	(1,377)	(512)
Restructuring related expenses	3	—	—	178	181	53
Other income, net	(327)	(221)	(298)	(138)	(984)	(3,402)
Third-party subpoena-related expenses	—	—	87	405	492	72
Adjusted EBITDA	$(2,291)	$(2,576)	$(2,671)	$(3,610)	$(11,148)	$(4,149)